UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2005

Electro-Sensors, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota	#0-9587	41-0943459
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6111 Blue Circle Drive
Minnetonka, MN 55343-9108
(Address of principal executive offices)

(952) 930-0100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)  Dismissal of Independent Public Accountant.

(i)  On October 26, 2005, the Registrant’s Board of Directors and audit committee approved the decision to dismiss Virchow, Krause & Company, LLP as the Registrant’s independent public accountants. Virchow, Krause & Company, LLP will continue as the Registrant’s independent public accountants for purposes of auditing the Registrant’s annual results for the period ended December 31, 2005. The effective date of the Registrant’s dismissal of Virchow, Krause & Company, LLP will be the date it issues its audit report for the period ended December 31, 2005.

(ii)  The report of Virchow, Krause & Company, LLP on the Registrant’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)  In connection with its audits for the two most recent fiscal years ended December 31, 2004, and through and including October 26, 2005, there were no disagreements with Virchow, Krause & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements if not resolved to the satisfaction of Virchow, Krause & Company, LLP would have caused it to make reference thereto in its report on the financial statements for such years. There were no other reportable events.

(iv)  The Registrant has requested Virchow, Krause & Company, LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 1, 2005 (EXHIBIT 16), is filed as Exhibit 16.1 to this Form 8-K.

(b)  Engagement of Independent Public Accountant.

On October 26, 2005, the Registrant’s board of directors and audit committee retained Boulay, Heutmaker, Zibell & Co. PLLP to be the Registrant’s principal independent accountants for the Registrant’s 2006 fiscal year. During the two most recent fiscal years, and through and including October 26, 2005, the Registrant did not consult with Boulay, Heutmaker, Zibell & Co. PLLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, that Boulay, Heutmaker, Zibell & Co. PLLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) with respect to any disagreement with or reportable event in connection with the performance of services by Virchow, Krause & Company, LLP, the Company’s former independent auditors.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits. See the Exhibit Index following the Registrant’s signature page.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this interim report to be signed on its behalf by the undersigned, thereunto duly authorized.

Electro-Sensors, Inc.

Dated:	November 2, 2005	By:	/s/ Bradley D. Slye
Bradley D. Slye
President

ELECTRO-SENSORS, INC.
EXHIBIT INDEX TO FORM 8-K

Exhibit No.	Description

16.1	Letter from Virchow, Krause & Company, LLP.